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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in Registration Statement No. 333-26205 of Coast Bancorp on Form S-8 of our report dated January 21, 1998, appearing in this Annual Report on Form 10-K of Coast Bancorp for the year ended December 31, 1997.

DELOITTE & TOUCHE LLP

San Jose, California
March 25, 1998

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